SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         September 25, 1997


                                   Lehman ABS Corp.,
                      (as depositor under the Pooling and Servicing
                   Agreement, dated as of February 28, 1997, providing
                          for the issuance of Lehman ABS Corp.,
                         Champion Home Equity Loan Trust 1997-1,
                  Champion Home Equity Loan Asset-Backed Certificates,
                                     Series 1997-1).

                 (Exact name of registrant as specified in its charter)



              Delaware                    33-14293-08              36-4145623
(State or Other Jurisdiction                     (Commission           (I.R.S.
Employer
of Incorporation)                         File Number)    Identification No.)


200 Vesey St., Three World Financial Center
New York, New York                                              10285
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:             (212) 526-7700

Item 5.         Other Events

                On behalf of Champion Home Equity Loan Trust 1997-1,
                Champion Home Equity Loan Asset-Backed Certificates, Series 1997-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 28, 1997, by Harris Trust & Savings Bank, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
                September 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2029.

                A.      Monthly Report Information:
                        See Exhibit No. 1

                B. No delinquency in payment under the Insurance and Reimbursement Agreement has occurred.

                C.      Have any deficiencies occurred?   NO.
                                Date:
                                Amount:

                D. Were any amounts paid or are any amounts payable under the Insurance and Reimbursement Agreement? NO
                                Amount:

                E.      Are there any developments with respect to the
                        Insurance and Reimbursement Agreement?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Distribution Report dated September 25, 1997.




CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS PREPARED BY THE MASTER
SERVICER
PURSUANT TO SECTION 5.03 OF THE POOLING AND SERVICING
AGREEMENT (PSA)
DATED AS OF FEBRUARY 28, 1997


                                             Distribution Date:       09/25/97

5.03(a)i  Available Funds for the related Distribution Date       2,163,640.39

          Class A-1 Certificate Rate                                   5.73500%
          Class A-2 Certificate Rate                                   7.41000%
          Class A-3 Certificate Rate                                   7.72000%

5.03(a)ii Previous Class A-1 Principal Balance                   53,272,384.30
          Previous Class A-2 Principal Balance                   30,158,000.00
          Previous Class A-3 Principal Balance                   11,842,000.00

          Previous Pool Principal Balance                        96,659,547.46

5.03(a)iiiAggregate Principal Collections for the Due Period      1,330,036.15
          Aggregate Interest Collections for the Due Period         821,650.11
          Total Collections Received during the Due Period        2,151,686.26

5.03(a)iv Number and Principal Balances of Mortgage    NUMBER     PRINCIPAL
          Loans subject to Principal Prepayments      OF LOANS     BALANCE
                                                            23    1,151,819.26

5.03(a)v  The Amount of all Curtailments that were Received
          during the Due Period                                         623.64

5.03(a)vi Principal Portion of all Monthly Payments Received        177,593.25
          during the Due Period

5.03(a)viiAmount of Interest Received on the Mortgage Loans         821,650.11

5.03(a)viiAmount Required to be Paid by the Seller
          Pursuant to Section 2.02 of the PSA                             0.00
          Pursuant to Section 2.04 of the PSA                             0.00
          Pursuant to Section 2.06 of the PSA                             0.00

5.03(a)ix Amount of Monthly Advances                                 42,632.91
          Amount of Compensating Interest                             9,564.83

5.03(a)x  The Certificate Rate on the Class A-1                        5.73500%

5.03(a)xi The Class A-1 Principal Remittance Amount               1,442,872.99
          The Class A-2 Principal Remittance Amount                       0.00
          The Class A-3 Principal Remittance Amount                       0.00
          Total Class A Principal Remittance Amount               1,442,872.99

          The Class A-1 Interest Remittance Amount                  263,084.19
          The Class A-2 Interest Remittance Amount                  186,225.65
          The Class A-3 Interest Remittance Amount                   76,183.53


CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
09/25/97     Page 2 of 3
SERIES 1997-1







5.03(a)xiiOutstanding Class Interest Carryover Shortfall After Distribution
          Class A-1 Interest Carryover Shortfall                          0.00
          Class A-2 Interest Carryover Shortfall                          0.00
          Class A-3 Interest Carryover Shortfall                          0.00

          The Class A-1 Principal Shortfall after Distribution            0.00
          The Class A-2 Principal Shortfall after Distribution            0.00
          The Class A-3 Principal Shortfall after Distribution            0.00

5.03(a)xiiThe Amount of the Insured Payments                              0.00

5.03(a)xivAmount distributed to the Class R Certificateholders      177,016.12

5.03(a)xv The Class A-1 Principal Balance after Distribution     51,829,511.31
          The Class A-2 Principal Balance after Distribution     30,158,000.00
          The Class A-3 Principal Balance after Distribution     11,842,000.00

          Class A Principal Balance after Distribution           93,829,511.31

5.03(a)xviThe Weighted Average Remaining Term to Maturity                  195
          The Weighted Average Loan Rate                              10.64138%

5.03(a)xviThe Servicing Fee to be Paid to the Servicer
          Paid from Collection Account                               40,243.61
          Pursuant to Section 5.01(a)(6) of the PSA                       0.00

          The Amounts to be Paid to the Certificate Insurer
          Pursuant to Section 5.01(a)(4) of the PSA                       0.00
          Pursuant to Section 5.01(a)(8) of the PSA                       0.00

5.03(a)xviThe Premium Amount to be paid to the Certificate Insurer
          Pursuant to Section 5.01 of the PSA                        16,646.92

5.03(a)xixAmount of all Payments or Reimbursements to the Servicer
          Pursuant to Section 3.03 of the PSA                             0.00

5.03(a)xx The O/C Amount after giving effect to such payment      1,500,000.00
          The O/C Reduction Amount                                        0.00
          The Excess O/C Amount                                           0.00
          The Specified O/C Amount                                1,500,000.00
          The Excess Spread                                         289,852.96

5.03(a)xxiThe Amount Paid to the Class R Certificateholders
          Pursuant to Section 5.01(a)(9) of the PSA                 177,016.12

5.03(a)xxiThe Class A-1 Distributable Excess Spread                 112,836.84
          The Class A-2 Distributable Excess Spread                       0.00
          The Class A-3 Distributable Excess Spread                       0.00

5.03(a)xxiNumber of Mortgage Loans at Beginning of Due Period             1601
          Number of Mortgage Loans at End of Due Period                   1578

5.03(a)xxiPool Principal Balance as of the End of Due Period     95,329,511.31

5.03(a)xxvThe Number and Aggregate Principal Balances of Mortgage Loans which are Delinquent

                                                      NUMBER OF      PRINCIPAL
                                                      LOANS            BALANCE







                          30-59 Days                        28    1,823,110.00
                          60-89 Days                         2      118,966.00
                          90 or more                         1       41,200.00
                          Foreclosure                        0            0.00
                          REO                                0            0.00
                          Bankruptcy                         0            0.00







CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
09/25/97     Page 3 of 3
SERIES 1997-1

5.03(a)xxvUnpaid Principal of all loans that became liquidated
          Loans during Due Period                                         0.00

5.03(a)xxvNet Liquidation Proceeds Received during Due Period             0.00

5.03(a)xxvThe Book Value of any REO                                       0.00

5.03(a)xxiMoody's Rating of the Long-Term Unsecured Debt
          of the Seller                                                     NA
          Standard & Poor's Rating of the Long-Term Unsecured
          Debt of the Seller                                                NA

5.03(a)xxxThe Capitalized Interest Requirement                            0.00

          Overfunded Interest Amount                                      0.00

          Amounts on Deposit in the Pre-Funding Account                   0.00
          (Exclusive of any Reinvestment Earnings)

Factor Information (Per $1000)

5.03(a)ii The Class A-1 Certificate Beginning Balance Factor      918.48938448
          The Class A-2 Certificate Beginning Balance Factor    1,000.00000000
          The Class A-3 Certificate Beginning Balance Factor    1,000.00000000

5.03(a)xi The Class A-1 Certificate Principal Remittance Factor    24.87712052
          The Class A-2 Certificate Principal Remittance Factor     0.00000000
          The Class A-3 Certificate Principal Remittance Factor     0.00000000

          The Class A-1 Certificate Interest Remittance Factor      4.53593431
          The Class A-2 Certificate Interest Remittance Factor      6.17500000
          The Class A-3 Certificate Interest Remittance Factor      6.43333305

5.03(a)xiiClass A-1 Interest Carryover Shortfall Factor             0.00000000
          Class A-2 Interest Carryover Shortfall Factor             0.00000000
          Class A-3 Interest Carryover Shortfall Factor             0.00000000

          The Class A-1 Principal Shortfall Factor                  0.00000000
          The Class A-2 Principal Shortfall Factor                  0.00000000
          The Class A-3 Principal Shortfall Factor                  0.00000000

5.03(a)xv The Class A-1 Certificate Ending Balance Factor         893.61226397
          The Class A-2 Certificate Ending Balance Factor       1,000.00000000






          The Class A-3 Certificate Ending Balance Factor       1,000.00000000

5.03(a)xviThe Servicing Fee Factor
          Paid from Collection Account                              0.40243610
          Pursuant to Section 5.01(a)(6) of the PSA                 0.00000000

          The Certificate Insurer Payment Factor
          Payment Pursuant to Section 5.01(a)(4) of the PSA         0.00000000
          Payment Pursuant to Section 5.01(a)(8) of the PSA         0.00000000














                                       SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        LEHMAN ABS CORPORATION




                          By
                        Name:  Bob Foltz
                        Title:  Vice President, Harris Trust and Savings Bank

Dated:          September 30, 1997